                SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT


         THIS AMENDMENT is entered into as of August 10, 2001, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, herein so called) and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, and THE BANK OF TOKYO-MITSUBISHI, LTD., as Co-Agent for Lenders, and Subsidiary Guarantors.

         Whereas, Borrower, Subsidiary Guarantors, Agents and Lenders are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of May 12, 2000, providing for a revolving credit facility for general working capital, all more particularly described therein.

         Whereas, Borrower has proposed an Acquisition of Lockheed Martin IMS Corporation ("IMS") for aggregate consideration (subject to working capital adjustment) of $825,000,000, a portion of which shall be financed through a senior bridge facility between Borrower, Subsidiary Guarantors, Bear Stearns Corporate Lending Inc., as Administrative Agent ("IMS BRIDGE AGENT") and Syndication Agent, Bear, Stearns & Co. Inc., as Bookrunner and Co-Lead Arranger, Wells Fargo Bank Texas, National Association, as Co-Lead Arranger and Documentation Agent, and certain other lenders.

         Whereas, the Acquisition of IMS shall be consummated in accordance with the terms of a STOCK PURCHASE AGREEMENT (herein so called) dated June 18, 2001, executed between Borrower, as purchaser, and Lockheed Martin Corporation ("LMC") and Lockheed Martin Investments, Inc. ("LMII"; together with LMC, the "SELLERS"), as the sellers, covering the Stock of IMS.

         Whereas, Borrower has requested certain amendments to, and consents under, the Credit Agreement to facilitate both the Acquisition of IMS and the IMS Bridge Facility.

Accordingly, for valuable and acknowledged consideration, Borrower, Administrative Agent, and Required Lenders agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

2. AMENDMENTS. The Credit Agreement is amended as follows:

       2.1 SECTION 1.1 is amended as follows:

          (a) New definitions, "ADVANCE," "IMS," "IMS BRIDGE AGENT," "IMS BRIDGE CREDIT AGREEMENT," "IMS BRIDGE FACILITY," "IMS BRIDGE FACILITY DOCUMENTS," "INTERCREDITOR AGREEMENT," "INVESTMENT," and "SENIOR DEBT" are added to SECTION 1.1 to read as follows:

                    (i) ADVANCE means a loan, advance or extension of credit to, or purchase or commitment to purchase any evidences of Debt of, another Person.

                    (ii)      IMS means Lockheed Martin IMS Corporation.



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

                    (iii) IMS BRIDGE AGENT means Bear Stearns Corporate Lending Inc., as Administrative Agent under the IMS Bridge Credit Agreement.

                    (iv) IMS BRIDGE CREDIT AGREEMENT means that certain Credit Agreement dated August 10, 2001, executed by Borrower, Subsidiary Guarantors, Bear Stearns Corporate Lending Inc., as Administrative Agent and Syndication Agent, Bear, Stearns & Co. Inc., as Bookrunner and Co-Lead Arranger, Wells Fargo Bank Texas, National Association, as Co-Lead Arranger and Documentation Agent, and certain lenders.

                    (v) IMS BRIDGE FACILITY means Debt incurred by Borrower under the terms of the IMS Bridge Credit Agreement in the maximum principal amount of $650,000,000 for the purpose of financing Borrower's Acquisition of IMS and payment of related fees and expenses.

                    (vi) IMS BRIDGE FACILITY DOCUMENTS means the IMS Bridge Credit Agreement and all agreements, documents, and instruments ever delivered under or in connection with the IMS Bridge Facility in favor of any lender thereto.

                    (vii) INTERCREDITOR AGREEMENT means that certain Intercreditor Agreement dated August 10, 2001, executed among Wells Fargo Bank Texas, National Association, in its capacity as "Collateral Agent," Administrative Agent, the IMS Bridge Agent and Borrower.

                    (viii) INVESTMENT means, as to any Company, any Acquisition of, investment in, capital contribution to, or purchase of Stock, bonds, notes, debentures, or other securities of, any other Person.

                    (ix) SENIOR DEBT means Debt of the Companies which ranks pari passu (without giving effect to any Liens) with the Rights of the Credit Parties under this agreement and the other Loan Documents.

          (b)       The definition of "APPLICABLE MARGIN" is amended as follows:

                    (i) PRICING GRID 1 and PRICING GRID 2 are amended and restated in their entirety as follows:

PRICING GRID 1:

MOODY'S RATING AND                                                APPLICABLE
S&P RATING,                                    APPLICABLE         MARGIN FOR      APPLICABLE
RESPECTIVELY -          FUNDED DEBT/           MARGIN FOR LIBOR   UTILIZATION     MARGIN FOR
BBB-, BAA3, OR LOWER    ADJUSTED EBITDA RATIO  LOANS              FEE             COMMITMENT FEE
--------------------    ---------------------  ----------------   -----------     --------------
Level 1                 <1.25                  .625%              .125%           .20%
--------------------    ---------------------  ----------------   -----------     --------------
Level 2                 >1.25 and <1.75        0.75%              .125%           .25%
                        -
--------------------    ---------------------  ----------------   -----------     --------------
Level 3                 >1.75 and <2.25        .875%              .125%           .25%
                        -
--------------------    ---------------------  ----------------   -----------     --------------



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

Level 4                 >2.25 and <2.75        1.0%               .125%           .30%
                        -
--------------------    ---------------------  ----------------   -----------     --------------
Level 5                 >2.75 and <3.00        1.125%             .125%           .30%
                        -
--------------------    ---------------------  ----------------   -----------     --------------
Level 6                 Ratio not applicable   1.250%             .175%           .30%
--------------------    ---------------------  ----------------   -----------     --------------

PRICING GRID 2:

MOODY'S RATING AND                                                APPLICABLE
S&P RATING,                                    APPLICABLE         MARGIN FOR      APPLICABLE
RESPECTIVELY -          FUNDED DEBT/           MARGIN FOR LIBOR   UTILIZATION     MARGIN FOR
BBB, BAA2, OR HIGHER    ADJUSTED EBITDA RATIO  LOANS              FEE             COMMITMENT FEE
--------------------    ---------------------- ----------------   -----------     --------------
Level 1                 <1.25                  .625%              0.0%            .20%
--------------------    ---------------------- ----------------   -----------     --------------
Level 2                 >1.25 and <1.75        .625%              .10%            .25%
                        -
--------------------    ---------------------- ----------------   -----------     --------------
Level 3                 >1.75 and <2.25        0.75%              .10%            .25%
                        -
--------------------    ---------------------- ----------------   -----------     --------------
Level 4                 >2.25 and <2.75        .875%              .125%           .30%
                        -
--------------------    ---------------------- ----------------   -----------     --------------
Level 5                 >2.75 and <3.00        1.125%             .125%           .30%
                        -
--------------------    ---------------------- ----------------   -----------     --------------
Level 6                 Ratio not applicable   1.250%             .175%           .30%
--------------------    ---------------------- ----------------   -----------     --------------


                    (ii) The paragraph immediately following PRICING GRID 2 is amended and restated in its entirety as follows:

                              Commencing upon the closing of the Acquisition of IMS and funding of the IMS Bridge Facility, the Applicable Margin in each Pricing Grid referenced above (herein so called) shall be Level 6 until the date of full and final payment and extinguishment of the IMS Bridge Facility and, notwithstanding anything contained herein to the contrary, the Funded Debt/Adjusted EBITDA Ratio shall be calculated on such date on a pro forma basis after giving effect to the final payment of the Bridge Facility and based upon the Companies' Financials then most recently delivered to Lenders under SECTION 8.1 to determine the Applicable Margin to be charged on and after such date until the next quarterly calculation.

          (c) The definition of "CURRENT MATURITIES OF LONG-TERM DEBT" is amended and restated in its entirety as follows:

                    CURRENT MATURITIES OF LONG-TERM DEBT means, as of any date, the aggregate amount of all regularly scheduled principal payments and capitalized lease payments on all long-term Debt of the Companies that are due and payable within twelve
                    (12) months of such date but excluding: (a) the Revolving Facility; and (b) the IMS Bridge Facility.

          (d) The definition of "FOREIGN STOCK PLEDGE" is amended and restated in its entirety as follows:

                    FOREIGN STOCK PLEDGE means a Lender Lien in 66 1/3rd% of the Voting Stock of a Foreign Subsidiary, evidenced by a Security Document.



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

          (e) The definition of "MATERIAL ADVERSE EVENT" is amended and restated in its entirety as follows:

                    MATERIAL ADVERSE EVENT means any circumstance, development or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully canceled or terminated and the Obligation is fully paid and performed) in any (a) impairment of (i) the ability of the Obligors, taken as a whole, to perform any of their payment or other material obligations under any Loan Document, (ii) the validity or enforceability of any of the Loan Documents or the ability of any Credit Party to enforce any of those obligations or any of their respective Rights under the Loan Documents, or (b) material and adverse effect on the business, assets, property or condition (financial or otherwise) of the Borrower individually, or the Companies as a whole, since June 30, 2001 (assuming Borrower's Acquisition of IMS had been consummated on such date).

          (f) The definition of NON-GUARANTEEING SUBSIDIARIES is amended and restated in its entirety as follows"

                    NON-GUARANTEEING SUBSIDIARIES means Domestic Subsidiaries which are not Subsidiary Guarantors, and Foreign Subsidiaries which neither are (a) a Subsidiary Guarantor, nor (b) the subject of a Foreign Stock Pledge.

          (g) The definition of PERMITTED ACQUISITION is amended as follows:

                    (i)       SUBPARAGRAPH (a) is amended as follows:

                              (A) The lead in clause to SUBPARAGRAPH (a) to this definition is amended and restated as follows:

                                        (a)       Acquisitions by any Company
                                                  with respect to which each of
                                                  the following requirements
                                                  shall have been satisfied:

                              (B) SUBPARAGRAPH (a)(iv)(a) is amended and restated in its entirety as follows:

                                        (A) no event has occurred and is
                                        continuing or circumstance exists which
                                        would, upon the lapse of any grace or
                                        cure period in SECTION 11.2, result in a Default, or

                              (C) SUBPARAGRAPH (a)(vii) is amended and restated in its entirety as follows:

                                        (vii) to the extent required to comply
                                        with SECTIONS 5.1(a) or (b),
                                        Administrative Agent shall have
                                        received, in form and substance
                                        satisfactory to Administrative Agent,
                                        such documents and instruments as it
                                        shall require to evidence: (i) the
                                        joinder of any After-Acquired Subsidiary to the Subsidiary Guaranty promptly after the date of its Acquisition, or
                                        (ii) with respect to any Foreign


                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

                                        Subsidiary, a Foreign Stock Pledge,
                                        within sixty (60) days after the date of its Acquisition; and

                              (D) The word "and" is added to the end of SUBPARAGRAPH (B); and

                    (ii) A new SUBPARAGRAPH (c) is added which reads as follows:

                              (c) Acquisitions by one Company of, or - with respect to purchases of assets, businesses or divisions - from a Person that, prior to such Acquisition, is a Company.

          (h)       The definition of "PERMITTED DEBT" is amended as follows:

                    (i) SUBPARAGRAPH (f) is amended and restated in its entirety as follows:

                              (f) Debt owed to, and guarantees or contingent liabilities with respect to obligations of, any Company;

                    (ii) SUBPARAGRAPHS (h) and (i) are amended and restated in their entirety as follows:

                              (h) The Subordinated Notes and any other subordinated Debt to the extent the Rights with respect to such Debt rank at all times subordinate and inferior to the Rights of the Credit Parties under the Loan Documents on terms which are no less favorable to the Credit Parties than those which are customary for high-yield subordinated debt securities;

                              (i) Debt arising under the IMS Bridge Credit
                              Agreement (and any refinancings thereof
                              consummated in compliance with SECTION 8.6), provided that the aggregate outstanding principal amount of such Debt may not exceed $650,000,000;

                    (iii) New SUBPARAGRAPHS (j) and (k) are added which shall read as follows:

                              (j) Debt (other than other Permitted Debt) arising as a result of a Lien described in SUBPARAGRAPH
                              (l) of the definition of Permitted Liens, provided that (i) such Debt (other than other Permitted
                              Debt) shall be repaid within ninety (90) days of the relevant Permitted Acquisition (unless such Debt is otherwise permitted under any clause of this definition), and (ii) the aggregate amount of such Debt (other than other Permitted Debt) may not exceed the fair market value of the assets being acquired in the relevant Permitted Acquisition; and

                              (k) other Debt (other than other Permitted Debt), provided that the aggregate principal amount of such Debt, together with the sum of (i) the outstanding principal amount of the IMS Bridge Facility at the time such Debt is issued, plus
                              (ii) the outstanding principal amount of any Accounts Receivable Financing permitted by SECTION 9.10(c) at the time such Debt is issued, plus
                              (iii) the aggregate outstanding principal amount of any other



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

                              Debt (not otherwise permitted under this definition) at the time such Debt is issued, does not exceed the Other Debt Basket at such time.


                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

          (i)       The definition of "PERMITTED LIENS" is amended as follows:

                    (i) The word "and" at the end of SUBPARAGRAPH (j) is deleted;

                    (ii) The period at the end of SUBPARAGRAPH (k) is replaced with a semi-colon; and

                    (iii) New SUBPARAGRAPHS (l) and (m) are added which shall read as follows:

                              (l) Liens assumed in connection with any Permitted Acquisition, which Liens are in existence at the time of such Permitted Acquisition, not created in contemplation of such Permitted Acquisition, and do not cover any assets other than the assets acquired pursuant to such Permitted Acquisition; provided such assumed Liens are released and terminated within ninety (90) days following the effective date of such Permitted Acquisition (or such Lien is otherwise permitted under any other clause of this definition); and

                              (m) Liens securing the IMS Bridge Facility only to the extent such Liens are pari passu in all respects with Lender Liens (subject to the terms and conditions of the Intercreditor Agreement) and such Liens attach only to those assets covered by the Lender Liens.

          (j) The definition of "SECURITY DOCUMENTS" is amended and restated in its entirety as follows:

                              SECURITY DOCUMENTS means, collectively, any
                    Foreign Stock Pledge substantially in the form of EXHIBIT G (or in such other form as may be acceptable to Administrative Agent), together with all related financing statements and stock powers, in form and substance satisfactory to Administrative Agent and its legal counsel, executed and delivered by any Person in connection with this agreement, such Foreign Stock Pledge to create a Lender Lien on the property described therein, as amended, supplemented or restated.

          (k) The definition of "SUBORDINATED NOTES" is amended and restated in its entirety as follows:

                              SUBORDINATED NOTES means, collectively, (i)
                    Borrower's 4% Convertible Subordinated Notes Due March 15, 2005, in the principal amount of $230,000,000; (ii) Borrower's 3.5% Convertible Subordinated Notes Due February 15, 2006, in the principal amount of $316,990,000; and (iii) any notes issued by Borrower in exchange for those notes if the notes so issued are subject to the same terms as the original Subordinated Notes.

          (l) The definition of "SUBSIDIARY GUARANTORS" is amended and restated in its entirety as follows:

                              SUBSIDIARY GUARANTORS means the Subsidiaries of
                    Borrower from time to time parties to this agreement, and SUBSIDIARY GUARANTOR means any one of the Subsidiary Guarantors.


                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

       2.2 SECTION 2.1(c) is amended and restated in its entirety as follows:

          (c) Borrower may direct all or part of any Borrowing to, or direct the issuance of LCs for the account of:

                    (i)       Domestic Subsidiaries which are Subsidiary
                              Guarantors;

                    (ii) Foreign Subsidiaries which are Subsidiary Guarantors or the subject of a Foreign Stock Pledge, provided that the then-outstanding amount of all such Borrowings, and the undrawn face amount of LCs so issued, to such Foreign Subsidiaries (which Borrowings have not been repaid to the Borrower by such Foreign Subsidiaries, or which LCs have not expired or been cancelled) do not at the time of such Borrowing or issuance exceed: (A) with respect to any such individual Foreign Subsidiary, fifteen percent (15%) of the Companies' Adjusted EBITDA (based on the twelve (12) calendar months most recently then-ended (for which financial statements are available) prior to the date of determination), and (B) with respect to all such Foreign Subsidiaries, twenty-five percent (25%) of the Companies' Adjusted EBITDA (based on the twelve (12) calendar months most recently then-ended (for which financial statements are available) prior to the date of determination) calculated;

                    (iii) any other Person (including but not limited Non-Guaranteeing Subsidiaries) provided that the then outstanding amount of all such Borrowings and LCs so issued (which have not been repaid to the Borrower by such Foreign Subsidiaries or which LCs have not terminated or expired, as applicable) do not at the time of such Borrowing or issuance exceed: (A) with respect to any such other Person, seven and one-half percent (7.5%) of the Companies' Adjusted EBITDA (based on the twelve
                              (12) calendar months most recently then-ended (for which financial statements are available) prior to the date of determination), and (B) with respect to all such other Persons, fifteen percent (15%) of the Companies' Adjusted EBITDA (based on the twelve (12) calendar months most recently then-ended (for which financial statements are available) prior to the date of determination); and

       2.3 SECTION 4.5(a) is amended and restated in its entirety as follows:

          (a) For so long as the IMS Bridge Facility remains unpaid, the product of (i) the Applicable Margin for Utilization Fee, times (ii) the daily Commitment Usage for each day, divided by (iii) 360; and

       2.4 SECTION 5.1 is amended as follows:

          (a) SECTIONS 5.1(b) and (c) are amended and restated in their entirety as follows:

                    (b)       IF at the end of any Fiscal Quarter:

                              (i)       the Net Worth of Non-Guaranteeing
                                        Subsidiaries: (A) exceeds, with respect
                                        to any individual Non-Guaranteeing
                                        Subsidiary, five percent



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

                                        (5%) of Total Net Worth, or (B) exceeds, with respect to Non-Guaranteeing Subsidiaries in the aggregate, ten percent (10%) of Total Net Worth; or

                              (ii)      the Adjusted EBITDA of all
                                        Non-Guaranteeing Subsidiaries, based on
                                        the Rolling Period most recently
                                        then-ended, exceeds ten percent (10%) of the Companies' Adjusted EBITDA;

                              THEN, Borrower shall, within fifteen (15) days of such determination, either (x) cause a sufficient number of Non-Guaranteeing Subsidiaries to become Subsidiary Guarantors such that none of the thresholds in CLAUSES (I) or (II) above are exceeded and/or (y) cause a sufficient number of Foreign Stock Pledges to be delivered such that none of the thresholds set forth in CLAUSES (I) or
                              (II) above are exceeded.

                    (c) IF, (i) as a result of any disposition permitted under SECTION 9.10, more than 50% of the Voting Stock of a Subsidiary Guarantor (or a Foreign Subsidiary the Stock of which is the subject of a Foreign Stock Pledge) is transferred, sold or assigned to a Person who is not an Affiliate, or
                              (ii) a Subsidiary Guarantor (or a Foreign
                              Subsidiary the Stock of which is the subject of a Foreign Stock Pledge) is the subject of a Permitted IPO, THEN Administrative Agent shall - provided no Default or Potential Default is then in existence - release the Subsidiary Guaranty with respect to such Subsidiary Guarantor, or the Foreign Stock Pledge with respect to such Foreign Subsidiary.

          (b)       A new SECTION 5.1(d) is added as follows:

                    (d) Borrower shall not cause a Subsidiary to guarantee the IMS Bridge Facility, or create (or cause to be created) any Lien to secure the IMS Bridge Facility without contemporaneously causing such Subsidiary to deliver a corresponding Subsidiary Guaranty, or creating (or causing to be created) a corresponding security interest, in favor of Lenders (any such security interest to be shared equally and ratably in accordance with the Intercreditor Agreement).

       2.5 SECTION 8.6 is amended and restated in its entirety as follows:

                    8.6 Payment of Obligation. Each Company shall promptly pay (or renew and extend) all of its Debt as it becomes due (other than the Subordinated Notes and any other Debt owed to any Person other than Senior Lenders (hereafter defined), the validity or amount of which is being contested in good faith by appropriate proceedings diligently conducted and a reserve or other provision required by GAAP has been made), provided, however, IF the Borrower desires to renew, extend, repay or refinance the IMS Bridge Facility with Senior Debt THEN, Borrower may do so only if: (a) after giving effect to such renewal, extension, repayment or refinancing, (i) Borrower is in pro forma compliance with the financial covenants set forth in SECTION 10; and (ii) the Funded Debt/Adjusted EBITDA Ratio is less than 3.00; (b) the maturity of such Senior Debt extends for at least one year after the Maturity Date; (c) no Default or Potential Default is then in existence and continuing; and (d) at least



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT
          five (5) days prior to such renewal, extension repayment or refinancing, Borrower has delivered to Administrative Agent a certificate executed by a Responsible Officer certifying as true and correct, or demonstrating (as applicable), the foregoing clauses (A) through (C). For purposes of this SECTION 8.6, "Senior Lenders" means the Lenders and the lenders under the IMS Bridge Facility.

       2.6 SECTION 8.8 is amended to add the following parenthetical phrase at the end of CLAUSE (A), "(except as otherwise permitted under SECTIONS 9.10 and 9.11)".

       2.7 SECTION 9.3(a) is amended and restated in its entirety as follows:

          (a) Loans and Advances. No Company may, directly or indirectly, make any Advance to any other Person, other than:


                    (i) Advances among Companies and other Persons as set forth below:

                              (A) Advances BETWEEN (x) Borrower or any Subsidiary Guarantor, AND (y) Domestic Subsidiaries that are Subsidiary Guarantors;

                              (B) Advances BETWEEN (x) Borrower or any Subsidiary Guarantor, AND (y) any Foreign Subsidiary that is either a Subsidiary Guarantor or the subject of a Foreign Stock Pledge, provided that Borrower or any Subsidiary Guarantor may not make, an Advance to any such Foreign Subsidiary if, at the time of making such Advance, the amount of aggregate unpaid Advances BY Borrower or any Subsidiary Guarantor, TO:

                                        (1) any such Foreign Subsidiary EXCEEDS
                                        fifteen percent (15%) of the Companies'
                                        Adjusted EBITDA (based on the twelve
                                        (12) calendar months most recently
                                        then-ended (for which financial
                                        statements are available) prior to the
                                        date of determination), or

                                        (2) all such Foreign Subsidiaries
                                        EXCEEDS twenty-five percent (25%) of the Companies' Adjusted EBITDA (based on the twelve (12) calendar months most recently then-ended (for which financial statements are available) prior to the date of determination);

                              (C)       Advances BETWEEN (x) Borrower, any
                                        Subsidiary Guarantor, or any Foreign
                                        Subsidiary the subject of a Foreign
                                        Stock Pledge, AND (y) any other Person,
                                        provided that Borrower, any such
                                        Subsidiary Guarantor, or any such
                                        Foreign Subsidiary, may not make an
                                        Advance to any such Person if, at the
                                        time of making such Advance, the amount
                                        of aggregate unpaid Advances made BY
                                        Borrower, any Subsidiary Guarantor or
                                        any such Foreign Subsidiary, TO:

                                        (1) any such other Person EXCEEDS seven
                                        and one-half percent (7.5%) of the
                                        Companies' Adjusted EBITDA (based on the twelve (12) calendar months most recently then-ended (for which financial statements are available) prior to the date of determination), or



                                                            SECOND AMENDMENT TO
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                                       10

                                        (2) all such other Persons EXCEEDS
                                        fifteen percent (15%) of the Companies'
                                        Adjusted EBITDA (based on the twelve
                                        (12) calendar months most recently
                                        then-ended (for which financial
                                        statements are available) prior to the
                                        date of determination);

                              (D) In addition to other Advances permitted under this SECTION 9.3(a)(i), (x) Advances BETWEEN Non-Guaranteeing
                                        Subsidiaries, and (y) Advances BETWEEN
                                        Foreign Subsidiaries which are not
                                        Subsidiary Guarantors, but which are the subject of a Foreign Stock Pledge;

                              (E) Provided that, in the case of Advances by any Subsidiary that is not a Subsidiary Guarantor to any other Company permitted in this SECTION 9.3, the repayment Rights of such Subsidiary making such Advance shall (at all times) be subject, subordinate and inferior to the Rights of the Lenders under the Loan Documents in accordance with a subordination agreement in form and substance acceptable to Administrative Agent;

                    (ii) trade and customer accounts or notes receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

                    (iii) notes received by a Company as consideration from an asset disposition permitted under SECTION 9.10;

                    (iv) Advances existing on the Closing Date and identified on SCHEDULE 9.2, and renewals and extensions (but no increases) thereof;

                    (v) Advances resulting from Investments permitted under SECTION 9.3(b)(xix) and (xx); and

                    (vi) Advances by a Company with its own funds, to another Company; provided that such Advance may not exceed, at the time such Advance is made, an amount equal to the difference between (i) the Companies' consolidated cash on hand reflected in the balance sheet of Borrower and its consolidated Subsidiaries at such time, minus (ii) the principal amount then outstanding under the Revolving Facility.

       2.8 SECTION 9.3(b) is amended as follows:

          (a) the beginning phrase is deleted and replaced with the following:

                    "No Company may, directly or indirectly, make any Acquisition, or any Investment (other than Advances which are governed by SECTION 9.3(a) above) in any Person, other than";

          (b) The text in SECTION 9.3(b)(xii) is replaced with the phrase "[Intentionally Deleted]".


                                                            SECOND AMENDMENT TO
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                                       11

          (c) SECTIONS 9.3(b)(xiii), (xiv), (xv), (xvi) and (xvii) are amended and restated in their entirety as follows:

                    (xiii) Investments in Subsidiary Guarantors; (xiv) Investments in Non-Guaranteeing Subsidiaries provided that neither Borrower nor any Subsidiary Guarantor may make an Investment in a Non-Guaranteeing Subsidiary IF, at the time of making such Investment, the amount of aggregate Investments made by the Borrower and Subsidiary Guarantors, in Non-Guaranteeing Subsidiaries exceeds (A) with respect to any individual Non-Guaranteeing Subsidiary, seven and one-half percent (7.5%) of the Companies' Adjusted EBITDA, or (B) with respect to the aggregate of all such Non-Guaranteeing Subsidiaries, fifteen percent (15%) of the Companies' Adjusted EBITDA, in each instance the calculation of Adjusted EBITDA under SUBPARAGRAPHS (a) and (b) immediately preceding to be based on the twelve (12) calendar months most recently then-ended (for which financial statements are available) prior to the date of determination; (xv) Permitted Acquisitions; (xvi) Investments in Subsidiaries formed after the Closing Date provided each such Subsidiary complies with SECTION 8.14;
                    (xvii) (A) in addition to Permitted Acquisitions, Stock acquired by any Company in any other Person, and/or (B) Investment in any Foreign Subsidiary subject to a Foreign Stock Pledge; provided that at the time such Stock is acquired, or such Investment is made, the sum of (W) the aggregate consideration paid (including cash and Stock of a Company) for such Stock or the aggregate Investment made in such Foreign Subsidiary, plus (X) the aggregate of such consideration paid for all such Stock since the Closing Date, plus (Y) the aggregate of all such Investments (excluding Investments otherwise permitted in this SECTION 9.3(b)) made in Foreign Subsidiaries subject to a Foreign Stock Pledges since the Closing Date, does not exceed (Z) 20% of Total Net Worth (calculated on a proforma basis including such Stock which is the subject of the acquisition or including such Investments being made in such Foreign Subsidiaries);

          (d) SECTION 9.3(b) is amended by adding the following new provisions:

                    (xviii) any Investment made as a result of the receipt of non-cash consideration from a sale of assets that was made in compliance with this agreement;

                    (xix) Investments in securities of trade creditors, wholesalers, suppliers, or customers received pursuant to any plan of reorganization or similar arrangement; and

                    (xx) Investments received in settlement of trade accounts receivables created in the ordinary course of business and owing to any Company or in satisfaction of judgments or claims.

       2.9 SECTION 9.4(b) is amended and restated in its entirety as follows:

          (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets except:
                    (i) the Loan Documents, (ii) any lease that places a Lien prohibition on only the property subject to that lease,
                    (iii) arrangements and agreements that apply only to property subject to Permitted Liens, (iv) any arrangement or agreement relating to Senior Debt which is Permitted Debt, and (v) Debt permitted under



                                                            SECOND AMENDMENT TO
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                                       12

                    SUBPARAGRAPH (h) of the definition of Permitted Debt (provided the arrangements and agreements evidencing such Debt permit all Senior Debt (and any refinancings thereof or increases thereto) to be secured by Liens).

       2.10 SECTION 9.8 is amended as follows:

          (a) SUBPARAGRAPH (a) is deleted and replaced with the phrase "[Intentionally Deleted]".

          (b) SUBPARAGRAPH (b) is amended and restated in its entirety as follows:

                    (b) Borrower may not, nor may Borrower permit any Subsidiary to, directly or indirectly, issue, sell, or otherwise dispose of any shares of Stock of any Subsidiary of any class, or any securities convertible into or exchangeable for any such shares except (i) issuances, sales and other dispositions of Stock of a Subsidiary, provided that after giving effect to such issuance, sale or other disposition, such Subsidiary will continue to be a Subsidiary of Borrower, (ii) as permitted under SECTION 9.10, or (iii) Stock under existing employee-stock option plans of Borrower.

       2.11 SECTION 9.9(c) is amended and restated in its entirety as follows:

          (c) Subsidiaries may (i) declare dividends (subject to applicable Law) to Borrower or another Subsidiary from time to time, or make Advances in compliance with SECTION 9.3.

       2.12 SECTION 9.10 is amended as follows:

          (a)       SUBPARAGRAPH (d) is amended as follows:

                    (i) The phrase "in the aggregate" immediately prior to SUBPARAGRAPH (i) is deleted;

                    (ii) SUBPARAGRAPH (ii) is amended and restated in its entirety as follows:

                              (ii) exceed in the aggregate for all such dispositions during each fiscal year thereafter, ten percent (10%) of Borrower's Net Worth for the immediately preceding fiscal year, plus 10% of the amount of any equity issuance since the end of the prior fiscal year;

          (b) SUBPARAGRAPH (e) is amended and restated in its entirety as follows:

                    (e) a Permitted IPO; or

          (c) A new SUBPARAGRAPH (f) is added, which shall read as follows:

                    (f) issuances, sales and other dispositions of Stock of a Subsidiary permitted under SECTION 9.8(b)(i).


                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

       2.13 SECTION 9.11 is amended and restated in its entirety as follows:

                    9.11 Mergers, Consolidations, and Dissolutions. No Company may liquidate, wind up, dissolve, merge or consolidate with any other Person except: (i) as may be permitted under SECTIONS 9.8(b) or 9.10,
          (ii) any merger or consolidation of a Subsidiary into another Subsidiary or into Borrower, (iii) any liquidation, dissolution or conversion of a Subsidiary, or (iv) a Permitted Acquisition structured as a merger with Borrower, provided Borrower is the surviving entity (after giving effect to the merger).

       2.14 SECTION 9.14 is amended and restated in its entirety as follows:

                    9.14 New Businesses. No Company may, directly or indirectly, engage in any business which is substantially different from the businesses in which the Companies are presently engaged, and the Companies shall continue to conduct the businesses in which they are presently engaged in substantially the same fashion (including, without limitation, contracts for compute cycles), other than the engagement of a Company in a new business (through an Acquisition of an existing business permitted under the terms of this agreement or the formation of a de novo business permitted under the terms of this agreement) which does not require: (a) any individual expenditure or investment by the Companies in excess of an amount equal to 7.5% of the consolidated assets of the Companies immediately prior thereto and which does not involve a business which in the immediately preceding twelve (12) calendar months had gross revenues in excess of an amount equal to 20% of the consolidated gross revenues of the Companies during such period; or (b) an aggregate expenditure or investment by the Companies in excess of an amount equal to (i) 10% of the consolidated assets of the Companies, or (ii) 30% of gross revenues of the Companies based on the twelve (12) calendar months most recently then-ended; for purposes of this SECTION 9.14, consolidated assets and gross revenues shall be determined as of the most recent quarterly Financials delivered under SECTION 8.1 prior to such expenditure or investment.

       2.15 SECTION 9.18 is amended as follows:

          (a) The word "and" is deleted from the end of CLAUSE (b) and added to the end of CLAUSE (c); and

          (b)       A new CLAUSE (d) is added which reads as follows:

                    (d) prepayments for which the prior written consent of Required Lenders has been obtained.

       2.16 SECTION 10.1(c) is amended and restated in its entirety as follows:

          (c) fifty percent (50%) of the gross proceeds of any Subject Securities Issuance (including changes in Net Worth due to any conversions of Debt permitted under CLAUSE (h) of the definition of Permitted Debt to Stock of the Borrower, but excluding gross proceeds received from the exercise of Rights under existing employee stock option plans of Borrower) occurring following the Closing Date, plus



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

       2.17 SECTION 10.2 is amended and restated in its entirety as follows:

                    10.2 Funded Debt/Adjusted EBITDA Ratio. The Funded Debt/Adjusted EBITDA Ratio to ever be more than the ratios set forth below for the time periods indicated:


                                                             FUNDED DEBT/
AT THE END OF ANY FISCAL QUARTER ENDING                    ADJUSTED EBITDA
DURING THE FOLLOWING TIME PERIODS:                               RATIO
---------------------------------------------------        ----------------
For the period commencing on the funding of the
IMS Bridge Facility and ending on the first to
occur of: (i) March 31, 2002; or (ii) any Subject             3.50 to 1.00
Securities Issuance on any public market resulting
in net cash proceeds to Borrower of at least
$250,000,000
---------------------------------------------------        ----------------
During all other time periods                                 3.00 to 1.00

2.18 SECTION 11.10 is amended to delete the parenthetical phrase before SUBPARAGRAPH (a) and replace it with the following: "(other than the Obligation, Debt arising under the IMS Bridge Credit Agreement, and Debt arising under the Subordinated Notes)"

2.19 SECTION 11.14(b)(ii) is amended by replacing the term "Debt" with "Material Agreement."

2.20      SECTION 11.16 is amended and restated in its entirety as follows:

                    11.16 IMS Bridge Facility Documents and Subordinated Notes. With respect to the IMS Bridge Facility Documents or Subordinated
          Notes: (i) the occurrence of a default or event of default beyond any applicable grace or notice and cure periods, (ii) any payment or prepayment shall become past due beyond any applicable grace or notice and cure periods under any agreement, document, or instrument executed or delivered in connection therewith or evidencing same, or (iii) the maturity of any of such Debt is accelerated or declared to be due and payable or required to be prepaid (other than regularly scheduled mandatory prepayments).

2.21 The schedules and exhibits to the Credit Agreement are amended as follows:

          (a) EXHIBIT C-4 (Compliance Certificate) is entirely amended in the form of - and all references in the Credit Agreement to EXHIBIT C-4 are changed to - the attached AMENDED EXHIBIT C-4.

          (b) A new EXHIBIT G Pledge Agreement (Foreign Stock Pledge) is added to the Credit Agreement in the form of the attached EXHIBIT G.

          (c)       SCHEDULES 7.3, 7.7, 7.8, 7.14, 7.18, 7.23, and 9.2 are
                    entirely amended in the form of - and all references in the Credit Agreement to such schedules are changed to - the following:

                    AMENDED SCHEDULE 7.3     -     Companies and Names
                    AMENDED SCHEDULE 7.7     -     Company Solvency Schedule
                    AMENDED SCHEDULE 7.8     -     Litigation



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

                    AMENDED SCHEDULE 7.14    -     Affiliate Transactions
                    AMENDED SCHEDULE 7.18    -     Intellectual Property Claims
                    AMENDED SCHEDULE 7.23    -     Contingent Earn-Out Payments
                    AMENDED SCHEDULE 9.2     -     Permitted Debt

3. CONSENT. In addition to the foregoing amendments, and subject to the terms and conditions contained in this amendment, Administrative Agent and Required Lenders consent to the following:

          3.1 Borrower's Acquisition of IMS pursuant to the terms and conditions contained in the Stock Purchase Agreement, provided that the Acquisition (a) has been approved and recommended by the board of directors of IMS, and (b) is consummated on or before October 31, 2001.

          3.2 Borrower's incurrence of Debt under the IMS Bridge Credit Agreement (and any refinancing of such Debt in accordance with SECTION 8.6). The parties hereto acknowledge that the IMS Bridge Credit Agreement is in compliance with SECTION 7.22.

          3.3 With respect to Borrower's outstanding 4% Convertible Subordinated Notes due March 15, 2005 (the "4% NOTES"), and notwithstanding anything to the contrary in the Credit Agreement, the induced conversion of the 4% Notes by Borrower by either (i) increasing the amount of Stock issuable upon conversion of the 4% Notes by adjusting the "Conversion Price" (as defined in the related Indenture dated as of March 20, 1998, [as in effect on the date hereof; the "4% INDENTURE"]), or (ii) issuing a notice of redemption under the 4% Indenture (and repurchasing the 4% Notes which are not converted prior to the date of redemption), SO LONG AS, as of the date of issuance of such notice of redemption:

                    (a) the average closing price of Borrower's common stock on the New York Stock Exchange for the immediately preceding thirty (30) calendar days is at least equal to 125% of the amount which is equal to (x) 1,000 divided by (y) the then applicable "CONVERSION RATE" (as defined in the 4% Indenture);

                    (b) the closing price of Borrower's common stock on the New York Stock Exchange on the business day immediately preceding the date of issuance of such notice of redemption is at least equal to 125% of the amount which is equal to (x) 1,000 divided by
                              (y) the then applicable Conversion Rate; and

                    (c) either (x) the sum of (I) the Companies' consolidated cash on hand reflected in the balance sheet of Borrower and its consolidated Subsidiaries as of such date, plus (II) the amount available to be borrowed under the Revolving Facility as of such date is at least equal to the aggregate "REDEMPTION PRICE" (as defined in the 4% Indenture) (and Borrower shall maintain a sufficient amount of such liquidity during the period up to and including the redemption date to finance its reasonably anticipated liability in respect of such Redemption Price on such redemption date) (as defined in the 4% Indenture) for all such 4% Notes as of such date, or (y) Borrower shall have arranged financing to pay the Redemption Price on terms and conditions satisfactory to the Administrative Agent.

          3.4 The Intercreditor Agreement, and the appointment therein of Wells Fargo Bank Texas, National Association, as "Collateral Agent" for the Lenders, and lenders under the IMS Bridge Credit Agreement.



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

4. CONDITIONS PRECEDENT. This amendment shall become effective upon satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent and Required Lenders in their sole discretion:

          4.1 Required Lenders' receipt and satisfaction (as evidenced by their execution of this amendment) with any and all financial information delivered to the IMS Bridge Agent, including (but not limited to) the following:

                    (a) Audited consolidated financial statements of IMS and Borrower for the two most recent fiscal years ended prior to the closing date of the Acquisition as to which such financial statements are available;

                    (b) Unaudited interim consolidated financial statements (which shall include the Financials of the Borrower dated as of June 30, 2001 and, in the case of such Financials, shall have been reviewed by Borrower's independent accountants) of Borrower for each quarterly period ended subsequent to the date of the latest financial statements of Borrower;

                    (c) Unaudited interim consolidated balance sheet and income statement of IMS for the five (5) month period ending May 31, 2001 (or the six (6) month period ended June 30, 2001, if available), and for each fiscal month thereafter as to which such financial statements are available;

                    (d) A pro forma consolidated balance sheet of the Borrower as of June 30, 2001, adjusted to give effect to the consummation of the Acquisition and the financings contemplated hereby as if such transactions had occurred on such date;

                    (e) A pro forma calculation of the EBITDA of IMS for the twelve (12) month period ended June 30, 2001, adjusted to give effect to any cost savings associated therewith calculated in accordance with Regulations S-X under the Securities Act of 1933, as amended; and

                    (f) Financial projections for the Borrower for fiscal years ended June 30, 2002 and June 30, 2003.

          4.2 Administrative Agent's and Required Lenders' receipt, and satisfaction (as evidenced by their execution of this amendment) with the Stock Purchase Agreement and the other documents governing the Acquisition of IMS, including purchase and sale documentation, covenants not to compete, indemnities provided to Borrower, and opinions of counsel (which shall provide customary assurances regarding the legal status and authority of Borrower, Sellers, and IMS, and their respective Subsidiaries, regulatory matters related thereto, and the Acquisition of the Stock of IMS, the validity and enforceability of the transaction, and assurances that Borrower shall have acquired all the Stock of IMS);

          4.3 Administrative Agent's and Required Lenders' receipt, and satisfaction (as evidenced by their execution of this amendment) with the form and substance of, the IMS Bridge Facility Documents, including the Intercreditor Agreement;

          4.4       Contemporaneously with the effectiveness of this amendment:



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

                    (a) Execution and delivery of the IMS Bridge Credit Agreement by each of the parties thereto (including - without limitation - Borrower), and satisfaction of all of the conditions contained therein; and

                    (b) Borrower's Acquisition of the Stock of IMS in accordance with the terms of the Stock Purchase Agreement, PROVIDED: (i) Administrative Agent shall have received satisfactory evidence of the consummation of such Acquisition; and (ii) such consummation occurs on or before October 31, 2001; and

          4.5 Administrative Agent's receipt of: (i) counterparts of this amendment executed by Borrower, Subsidiary Guarantors and Required Lenders; (ii) such documents and instruments as it shall require to evidence the joinder of IMS to the Subsidiary Guaranty (in form and substance acceptable to Administrative Agent); (iii) an amendment fee for the account of each of the Lenders executing this amendment equal to 0.25% of the Commitment of each consenting Lender (PROVIDED, THAT, if the Acquisition of IMS is not consummated on or before October 31, 2001, such amendment fee (if previously paid) shall be fully refunded to Borrower); (iv) payment of fees and expenses incurred by Administrative Agent and its counsel in connection with the preparation, negotiation and execution of this amendment, and (v) each document and other item listed on the attached ANNEX A.

5. COVENANTS. Borrower covenants and agrees with the Credit Parties that, upon consummation of the Stock Purchase Agreement, Borrower shall have acquired good title, free and clear of all Liens, to the Stock of IMS.

6. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents, (b) ratifies and confirms that all guaranties in favor of the Lenders under the Loan Documents (including, but not limited to, the Subsidiary Guaranty) are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee and assure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent, or any Lender, may reasonably request in order to create, perfect, preserve, and protect those guaranties and assurances.

7. REPRESENTATIONS. Borrower represents and warrants to Lenders that as of the date of this amendment and as of the date of Borrower's Acquisition of IMS:

          7.1 All representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement or this amendment;

          7.2 No Material Adverse Event, Default or Potential Default exists;

          7.3 With respect to Borrower's Acquisition of IMS: (i) the making and performance of the related acquisition agreements, and all other agreements, documents, and actions required thereunder, will not violate any provision of any Laws, except where such violation could not be a Material Adverse Event, and will not violate any provisions of the Constituent Documents of any Company, or constitute a default under any agreement by which any Company or its respective property may be bound, except where such default could not be a Material Adverse Event; (ii) after giving effect to this amendment (A) no event has occurred or circumstance



                                                            SECOND AMENDMENT TO
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                                       18
                    exists which would, upon the lapse of any grace or cure period in SECTION 11.2, result in a Default, or (B) no Default shall exist or occur as a result of, and after giving effect to, Borrower's Acquisition of IMS; (iii) after Borrower's Acquisition of IMS, IMS shall be a Wholly-Owned Subsidiary of Borrower; (iv) the representations and warranties set forth in the Loan Documents are (or will be) true and correct in all material respects, immediately prior to, and after giving effect to, the Acquisition of IMS, and the transactions contemplated thereby; and (v) after giving effect to Borrower's Acquisition of IMS, the Companies, on a consolidated basis, are Solvent.

8. MISCELLANEOUS. This amendment is one of the "LOAN DOCUMENTS" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 are incorporated in this amendment by reference. The Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE MATTERS CONTAINED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK;
                             SIGNATURE PAGES FOLLOW]



                                                            SECOND AMENDMENT TO
                                                   CREDIT AGREEMENT AND CONSENT

                                     ANNEX A

                               CLOSING CONDITIONS

   (ALL DOCUMENTS DATED AS OF AUGUST 10, 2001 (THE "EXECUTION DATE"), UNLESS
                              OTHERWISE SPECIFIED)


1. AFTER-ACQUIRED SUBSIDIARY GUARANTY dated as of August 24, 2001, executed by IMS in favor of Administrative Agent, together with:

                    (a) A formation, existence and good standing certificate from the applicable Tribunal (customarily issuing such certificates) of the jurisdiction of organization of IMS; and

                    (b) An Officers' Certificate executed by the Treasurer and Secretary of IMS certifying (i) its Constituent Documents, (ii) resolutions of its board of directors approving and authorizing the execution, delivery, and performance of the After-Acquired Subsidiary Guaranty, and (iii) signatures and incumbency of its officers.

2. OFFICERS' CERTIFICATE executed by the Treasurer and Secretary of Borrower, certifying resolutions adopted by Borrower's directors covering this amendment and the Acquisition of IMS, incumbency of certain officers of Borrower, and Borrower's Constituent Documents, attached to which are:

                    Annex A   -   Resolutions
                    Annex B   -   Articles of Incorporation
                    Annex C   -   Bylaws

3. OFFICERS' CERTIFICATES executed by the Treasurer and Secretary of each Subsidiary Guarantor certifying resolutions adopted by each such Subsidiary Guarantor covering this amendment, incumbency of certain of their respective officers, their Constituent Documents, attached to which are:

                    Annex A   -   Resolutions
                    Annex B   -   Articles or Certificate of Incorporation
                    Annex C   -   Bylaws

4. CERTIFICATES OF EXISTENCE, AND GOOD STANDING for Borrower and each Subsidiary Guarantor as of a date within 30 days of the Execution Date, issued by the appropriate offices in the jurisdiction of each of those Companies' incorporation.

5. Legal Opinion of William Deckelman, Jr., General Counsel to the Companies, dated August 24, 2001, addressed to Administrative Agent and Lenders, and in form and substance acceptable to Administrative Agent.

6. Legal Opinion of Baker & Botts, L.P., counsel to the Companies, dated August 24, 2001, addressed to Administrative Agent and Lender, and in form and substance acceptable to Administrative Agent.

7. Such other agreements, documents, instruments, and items as Administrative Agent may request.


                                                                       ANNEX A

       Signature Page to that certain Second Amendment to Credit Agreement and Consent dated as of the date first set forth above, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, THE BANK OF TOKYO-MITSUBISHI, LTD., as Co_Agent for Lenders, and Subsidiary Guarantors.

2828 North Haskell                                AFFILIATED COMPUTER SERVICES, INC.,
Dallas TX  75204                                  as Borrower
Attn:  Nancy P. Vineyard,
       Senior Vice President Treasurer
       Fax: (214) 824-2565                        By   /s/ Nancy P. Vineyard
                                                       --------------------------------------------
                                                       Nancy P. Vineyard, Senior Vice President
                                                       and Treasurer

1445 Ross Avenue, 3rd Floor                       WELLS FARGO BANK TEXAS, NATIONAL
Dallas, TX  75202                                 ASSOCIATION, as Administrative Agent, Co-Lead
Attn:  Zachary S. Johnson,                        Arranging Agent and a Lender
       Vice President
       Fax:  (214) 969-0370                       By   /s/ Zachary S. Johnson
                                                       --------------------------------------------
                                                       Zachary S. Johnson, Vice President


1717 Main Street, 4th Floor                       BANK ONE, N.A., as Syndication Agent, Co-Lead
Dallas, TX  75201                                 Arranging Agent, and a Lender
Attn:  Thomas Freas,
       Managing Director
       Fax:  (214) 290-2765                       By   /s/ William B. Winters
                                                       --------------------------------------------
                                                       William B. Winters, Director


303 Peachtree Street, 3rd Floor                   SUNTRUST BANK,
Mail Code 1929                                    as Documentation Agent and a Lender
Atlanta, GA  30308
Attn:  Frank A. Coe,
       Vice President                             By   /s/ Frank A. Coe
       Fax:  (404) 658-4905                            --------------------------------------------
                                                       Frank A. Coe, Vice President


2001 Ross Ave., Suite 3150                        THE BANK OF TOKYO-MITSUBISHI, LTD,
Dallas, TX  75201                                 as Co-Agent and a Lender
Attn:  Doug Barnell/John M. Mearns,
       Vice Presidents
       Fax:  (214) 954-1007                       By   /s/ Doug Barnell
                                                       --------------------------------------------
                                                       Doug Barnell, Vice President

                                                       /s/ John M. Mearns
                                                       --------------------------------------------
                                                       John M. Mearns, Vice President and Manager


                             Signature Page 1 of 7

       Signature Page to that certain Second Amendment to Credit Agreement and Consent dated as of the date first set forth above, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, THE BANK OF TOKYO-MITSUBISHI, LTD., as Co_Agent for Lenders, and Subsidiary Guarantors.

2200 Ross Avenue, 6th Floor                       CHASE BANK OF TEXAS, NATIONAL
Dallas, TX 75201                                  ASSOCIATION, as a Lender
Attn:  Mae K. Reeves,
       Vice President Group Manager
       Fax:  (214) 965-2884                       By   /s/ Mae Reeves
                                                       --------------------------------------------
                                                       Mae Reeves, Vice President


609 Fifth Avenue                                  DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
New York, NY  10017-1021                          AG, as a Lender
Attn:  William D. Casey,
       Vice President
       Fax:  (212) 745-1556                       By   /s/ Bernd-Henrik Franke
                                                       --------------------------------------------
                                                       Bernd-Henrik Franke, Vice President


                                                  By   /s/ Ronald Matossian
                                                       --------------------------------------------
                                                       Ronald Matossian, Vice President


601 108th Avenue Northeast                        KEYBANK NATIONAL ASSOCIATION, as a Lender
Bellevue, WA 98004
Attn:  Thomas A. Crandell,
       Senior Vice President                      By  /s/ Thomas A. Crandell
       Fax:  (425) 709-4565                           --------------------------------------------
                                                      Thomas A. Crandell, Senior Vice President


4100 Spring Valley, Suite 400                     COMERICA BANK, as a Lender
Dallas, TX  75244
Attn:  Carol S. Geraghty,                         By  /s/ Mark B. Grover
       Vice President,                                --------------------------------------------
       US Banking Department                          Mark B. Grover, First Vice President
       Fax:  (972) 361-2550


One World Trade Center, 49th Floor                THE DAI-ICHI KANGYO BANK, LTD., as a Lender
New York, NY  10048
Attn:  Nancy Stengel                              By  /s/ Nancy Stengel
       Vice President                                 --------------------------------------------
       Fax:  (212) 912-1879                           Nancy Stengel, Vice President




                             Signature Page 2 of 7

       Signature Page to that certain Second Amendment to Credit Agreement and Consent dated as of the date first set forth above, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, THE BANK OF TOKYO-MITSUBISHI, LTD., as Co_Agent for Lenders, and Subsidiary Guarantors.

Two World Trade Center, 79th Floor                THE FUJI BANK, LIMITED, as a Lender
New York, NY  10048
Attn: Robert Haviken                              By  /s/ Yuji Tanaka
      Fax: (212) 321-9407                             --------------------------------------------
                                                      Yuji Tanaka, Vice President and Manager


27777 Inkstar Rd.                                 MICHIGAN NATIONAL BANK, as a Lender
Farmington Hills, MI  48333
Attn:  Teri Irland                                By  /s/ Teresa L. Irland
       First Vice President                           --------------------------------------------
       Fax:  (248) 822-5748                           Teresa L. Irland, First Vice President


1 Wall Street, 22nd Floor                         BANK OF NEW YORK, as a Lender
New York, NY  10286
Attn:  David Sunderwirth
       Fax:  (212) 635-6434                       By  /s/ David T. Sunderwirth
                                                      --------------------------------------------
                                                      David T. Sunderwirth, Vice President


Three Allen Center                                THE INDUSTRIAL BANK OF JAPAN,
333 Clay Street, Suite 3030                       LIMITED, NEW YORK BRANCH, as a Lender
Houston, TX  77002-4850
Attn:  Scott Chappell,                            By  /s/ Michael N. Oakes
       Vice President                                 --------------------------------------------
       Fax:  (713) 651-9209                           Michael N. Oakes, Senior Vice President,
                                                      Houston Office



                             Signature Page 3 of 7

                        SUBSIDIARY GUARANTOR CONFIRMATION

To induce Lenders to enter into this amendment, the undersigned jointly and severally (a) consent and agree to this amendment's execution and delivery, (b) ratify and confirm that all guaranties and assurances granted to the Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations, (c) agree to perform such acts and duly authorize, execute, acknowledge and deliver such additional guaranties, and other agreements or documents, instruments, and certificates as Lenders may reasonably deem necessary or appropriate in order to create, perfect, preserve, protect and comply with, or effect the transactions and guaranties contemplated by SECTION 15, (d) represent and warrant to Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties and assurances are reasonably worth at least as much as the liability and obligation the undersigned thereunder, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and
(iii) each undersigned is - and after giving effect to those guaranties, assurances, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), each of the undersigned will be - Solvent, and
(e) waive notice of acceptance of this amendment, which amendment binds the undersigned and their successors and assigns and inures to Lenders and their respective successors and permitted assigns.


ACS BRC HOLDINGS, INC.                                                CDSI MORTGAGE SERVICES, INC. (NOW KNOWN AS
ACS BUSINESS PROCESS SOLUTIONS, INC.                                    ACS LENDER SERVICES, INC.)
ACS BUSINESS RESOURCES CORPORATION                                    CLINTON COMPUTER, INC.
ACS CLAIMS SERVICES, INC.                                             CODESMITHS, INC.
ACS COMMUNICATIONS INDUSTRY SERVICES, INC.                            CODING SYSTEMS, INC. (NOW KNOWN AS CODERITE, INC.)
ACS DATA ENTRY, INC.                                                  COMPUTER DATA SYSTEMS SALES, INC.
ACS DEFENSE, INC.                                                     COMPUTER SYSTEMS DEVELOPMENT, INC.
ACS DESKTOP SOLUTIONS, INC.                                           DIGITAL INFORMATION SYSTEMS COMPANY, LLC
ACS/ECG HOLDINGS, LLC                                                 GENIX CSI, INC.
ACS ENTERPRISE SOLUTIONS, INC.                                        GOVERNMENT RECORDS SERVICES, INC.
ACS GOVERNMENT SERVICES, INC., A TEXAS CORPORATION                    LATRON COMPUTER SYSTEMS, INC.
ACS GOVERNMENT SOLUTIONS GROUP, INC. (NOW                             LATRON HOLDINGS, INC.
  KNOWN AS ACS GOVERNMENT SERVICES, INC., A MARYLAND                  LOGAN SERVICES, INC.
  CORPORATION)                                                        MEDIANET, INC.
ACS GOVERNMENT SYSTEMS, INC.                                          MICAH TECHNOLOGY SERVICES, INC.
ACS HEALTH CARE, INC.                                                 MIDS, INC. (NOW KNOWN AS MIDASPLUS, INC.)
ACS HEALTHCARE SERVICES, INC. (NOW KNOWN AS                           PENNSYLVANIA ACCOUNTABLE HEALTH  PLANS, INC.
  ACS HEALTHCARE SOLUTIONS, INC.)                                     PRETS HOLDINGS, INC.
ACS IMAGE SOLUTIONS, INC.                                             TENACITY ACQUISITION COMPANY (NOW KNOWN AS
ACS LEGAL SOLUTIONS, INC.                                               TENACITY MANUFACTURING COMPANY, INC.)
ACS LENDING, INC.                                                     THE PACE GROUP, INC. (NOW KNOWN AS ACS PACE
ACS OUTSOURCING SOLUTIONS, INC.                                         GROUP, INC.)
ACS RETAIL SOLUTIONS, INC.                                            TITLE RECORDS CORPORATION
ACS RTS HOLDINGS, INC.                                                TRANSFIRST, INC. (NOW KNOWN AS ACS TRANSFIRST, INC.),
ACS SECURITIES SERVICES, INC.                                           as Subsidiary Guarantors
ACS SHARED SERVICES, INC.
ACS TRADEONE MARKETING, INC.
ASEC INTERNATIONAL, INCORPORATED
BETAC CORPORATION
BETAC INTERNATIONAL CORPORATION                                       By: /s/ Nancy P. Vineyard
BIRCH & DAVIS ASSOCIATES, INC. (NOW KNOWN AS                              ---------------------------------------
  ACS FEDERAL HEALTHCARE, INC.)                                           Nancy P. Vineyard, as Treasurer of each
BIRCH & DAVIS HEALTH MANAGEMENT                                           of the foregoing Subsidiary Guarantors
  CORPORATION (NOW KNOWN AS ACS STATE
  HEALTH SERVICES, INC.)
BIRCH & DAVIS HEALTH MANAGEMENT OF
  HAWAII, INC.
BIRCH & DAVIS HOLDINGS, INC.
BRC TECHNOLOGY SERVICES, INC.
CDSI EDUCATION SERVICES, INC.
CDSI INTERNATIONAL, INC.




                             Signature Page 4 of 7

       Signature Page to that certain Second Amendment to Credit Agreement and Consent dated as of the date first set forth above, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, THE BANK OF TOKYO-MITSUBISHI, LTD., as Co_Agent for Lenders, and Subsidiary Guarantors.


                                   MG/A FIELDS ROAD LTD. PARTNERSHIP,
                                    as Subsidiary Guarantor

                                   By:  ACS GOVERNMENT SERVICES, INC., its
                                        General Partner, formerly known as ACS
                                        Government Solutions Group, Inc.



                                        By:  /s/ Nancy P. Vineyard
                                             ----------------------------------
                                             Nancy P. Vineyard, Treasurer


                                   ACS MARKETING, LP,
                                    as a Subsidiary Guarantor

                                   By:  AFFILIATED COMPUTER SERVICES, INC.,
                                        its General Partner



                                        By:  /s/ Nancy P. Vineyard
                                             ----------------------------------
                                             Nancy P. Vineyard, Treasurer


                                   CONSULTEC, LLC (now known as ACS STATE
                                   HEALTHCARE, LLC),
                                   as a Subsidiary Guarantor


                                   By:  /s/ Elena Airaghi
                                        --------------------------------------
                                        Elena Airaghi, Treasurer



                             Signature Page 5 of 7

       Signature Page to that certain Second Amendment to Credit Agreement and Consent dated as of the date first set forth above, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, THE BANK OF TOKYO-MITSUBISHI, LTD., as Co_Agent for Lenders, and Subsidiary Guarantors.



                                   FCTC TRANSFER SERVICES, L.P.,
                                    as a Subsidiary Guarantor


                                   By:  /s/ Stuart Chagrin
                                        --------------------------------------
                                        Stuart Chagrin, General Partner



                             Signature Page 6 of 7

       Signature Page to that certain Second Amendment to Credit Agreement and Consent dated as of the date first set forth above, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Co-Lead Arranging Agent for Lenders, BANK ONE, N.A., as Syndication Agent and Co-Lead Arranging Agent for Lenders, SUNTRUST BANK, as Documentation Agent for Lenders, THE BANK OF TOKYO-MITSUBISHI, LTD., as Co_Agent for Lenders, and Subsidiary Guarantors.


                                   ACS PROPERTIES, INC.,
                                   as a Subsidiary Guarantor


                                   By:  /s/ Richard Kitchen
                                        --------------------------------------
                                        Richard Kitchen, Treasurer





                             Signature Page 7 of 7